UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 09, 2024
COMPASS PATHWAYS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-39522	Not applicable
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Broadwick Street
London W1F 0DQ
United Kingdom
(Address of Principal Executive Offices; Zip Code)
+1 (716) 676-6461
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.008 per share	CMPS	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 9, 2024, COMPASS Pathways plc (the “Company”) held its 2024 Annual General Meeting of Shareholders (the “AGM”). Of the ordinary shares entitled to vote, there were 41,466,353 ordinary shares represented in person or by proxy at the AGM. The Company did not exercise any of the discretionary voting power with respect to the American Depositary Shares ("ADSs") which is available to the Company pursuant to the terms of the deposit agreement by and among the Company, Citibank, N.A., as depositary, and holders and beneficial owners of ADSs issued thereunder, dated as of September 22, 2020. As a result, the proxy forms for holders of ADSs who did not provide voting instructions on or before the applicable voting cut-off time have been included in the “Broker Non-Vote” total. A “vote withheld” is not a vote in law and votes withheld had no effect on the proposals. Votes withheld were counted as present and entitled to vote for purposes of determining a quorum.

(b) The matters voted upon at the AGM were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2024. The final results of such voting are set forth below.

Proposal 1. To re-elect David Norton as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,410,488	32,297	23,568	26,874,569

At the AGM, David Norton was duly re-elected.

Proposal 2. To re-elect Wayne J. Riley as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
39,378,316	2,064,175	23,862	26,874,569

At the AGM, Wayne J. Riley was duly re-elected.

Proposal 3. To re-elect Daphne Karydas as a Director of the Company.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,406,064	36,970	23,319	26,874,569

At the AGM, Daphne Karydas was duly re-elected.

Proposal 4. To re-appoint PricewaterhouseCoopers LLP, an English limited liability partnership (“PwC”), as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,400,507	49,393	16,453	26,874,569

At the AGM, the shareholders approved the re-appointment of PwC as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.

Proposal 5. Ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,396,687	52,712	16,954	26,874,569

At the AGM, the shareholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal 6. To authorize the Audit and Risk Committee to determine the auditors’ remuneration for the year ending December 31, 2024.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,413,468	32,743	20,142	26,874,569

At the AGM, the shareholders authorized the Audit and Risk committee to determine the auditors’ remuneration for the year ending December 31, 2024.

Proposal 7. To receive the U.K. statutory annual accounts and report for the fiscal year ended December 31, 2023.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,405,603	42,931	17,819	26,874,569

At the AGM, the shareholders approved the receipt of the U.K. statutory annual accounts and reports for the year ended December 31, 2023.

Proposal 8. To receive and approve on an advisory basis the Company's U.K. statutory directors’ remuneration report for the year ended December 31, 2023.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,154,238	50,843	261,272	26,874,569

At the AGM, the Company’s shareholders approved on an advisory basis, the directors’ remuneration report for the year ended December 31, 2023.

Proposal 9. To approve the Company’s U.K. directors’ remuneration policy.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,144,868	63,703	257,782	26,874,569

At the AGM, the Company’s shareholders approved the Company’s U.K. directors’ remuneration policy.

Proposal 10. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2023.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
41,098,542	101,887	265,924	26,874,569
At the AGM, the Company’s shareholders approved, on a non-binding and advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2023.

Proposal 11. To authorise the directors to allot shares in the Company or grant rights to subscribe for or to convert any security into shares up to an aggregate nominal amount of £820,100.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
39,267,931	2,163,974	34,448	26,874,569
At the AGM, the Company’s shareholders authorized the directors to allot shares in the Company.

Proposal 12. To waive statutory pre-emption rights on the allotment of equity securities up to an aggregate nominal amount of £820,100.

FOR	AGAINST	WITHHELD	BROKER NON-VOTES
39,274,645	2,138,136	53,572	26,874,569
At the AGM, the Company’s shareholders approved the disapplication of pre-emption rights.

Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to include a revised consent of its independent registered public accounting firm. The consent filed as Exhibit 23.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed by the Company with the Securities and Exchange Commission on February 29, 2024 (the “Form 10-K”) inadvertently omitted Registration Statement No. 333-260145. The consent attached as Exhibit 23.1 hereto is incorporated by referenced into the registration statements referenced in the consent and does not change any previously reported financial results or any other disclosures contained in the Form 10-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm

104*	Cover Page Interactive Data File (embedded within the inline XBRL document).
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS PATHWAYS PLC

Date: May 9, 2024	By:	/s/ Teri Loxam
Teri Loxam
Chief Financial Officer